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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2010

NBTY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31788 (Commission File Number)	No. 11-2228617 (IRS Employer Identification No.)
2100 Smithtown Avenue Ronkonkoma, New York (Address of Principal Executive Offices)		11779 (Zip Code)

Registrant's telephone number, including area code: (631) 567-9500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

        On July 15, 2010, NBTY, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Alphabet Holding Company, Inc., a Delaware corporation ("Parent"), and Alphabet Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), providing for the merger of Merger Sub with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Carlyle Partners V, L.P. ("Carlyle"). The Merger Agreement was unanimously approved by the Company's Board of Directors.

        At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares owned by (i) Parent, Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, (ii) the Company or any direct or indirect wholly owned subsidiary of the Company or (iii) stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $55.00 in cash (the "Per Share Merger Consideration"), without interest.

        Consummation of the Merger is subject to customary conditions, including without limitation (i) the approval by the holders of a majority of the outstanding shares of the Company's common stock entitled to vote on the Merger, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of all required approvals from the European Commission and, if applicable, from any member state of the European Union, in each case, applicable to the Merger under applicable laws, or the applicable waiting period thereunder having been terminated or expired, and (iv) the absence of any law, order or injunction prohibiting the Merger. Moreover, each party's obligation to consummate the Merger is subject to certain other conditions, including without limitation (x) the accuracy of the other party's representations and warranties (subject to customary materiality qualifiers) and (y) the other party's compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers). In addition, the obligation of Parent to consummate the Merger is subject to the absence of any event, change or occurrence having occurred and continuing, from the date of the Merger Agreement to the effective time of the Merger, that has had or is reasonably likely to have a Company Material Adverse Effect (as defined in the Merger Agreement), excluding any matters disclosed in any reports filed by the Company with the Securities and Exchange Commission (the "SEC") prior to the date of the Merger Agreement or contained in the confidential disclosure letter delivered by the Company to Parent.

        Parent and Merger Sub have obtained equity and debt financing commitments for the transaction contemplated by the Merger Agreement, the aggregate proceeds of which will be sufficient for Parent to pay the aggregate Per Share Merger Consideration and all related fees and expenses. Carlyle has (i) committed to, and/or to cause one or more of its affiliates or co-investors to, capitalize Parent, at or prior to the Closing, with an aggregate equity contribution in an amount up to $1.6 billion on the terms and subject to the conditions set forth in an equity commitment letter dated July 15, 2010 (the "Equity Commitment Letter") and (ii) provided the Company with a limited guarantee in favor of the Company dated July 15, 2010 (the "Limited Guarantee") guaranteeing the payment of certain monetary obligations that may be owed by Parent pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Parent.

        Bank of America, N.A., Banc of America Bridge LLC, Barclays Bank PLC and Credit Suisse AG (collectively, the "Lenders") have committed to provide a $1.5 billion senior secured term loan facility, a $200 million senior secured revolving credit facility and a $900 million senior unsecured credit facility, on the terms and subject to the conditions set forth in a commitment letter dated July 14, 2010 (the "Debt Commitment Letter"). It is expected that at the consummation of the Merger, senior unsecured notes will be issued and sold pursuant to a high yield senior unsecured notes offering in lieu of a portion or all of the drawings under the senior unsecured term loan. The obligations of the Lenders to provide debt financing under the Debt Commitment Letter are subject to a number of conditions, including without limitation (i) a condition that, except as otherwise disclosed, since September 30, 2009 there have not been any changes, events or occurrences, that, individually or in the aggregate, have had or are reasonably likely to have, a Material Adverse Effect (defined in the Debt Commitment Letter in a manner substantially the same as the definition of "Company Material Adverse Effect" in the Merger Agreement); (ii) negotiation, execution and delivery of definitive documentation with respect to the appropriate loan documents consistent with the Debt Commitment Letter and specified documentation standards; (iii) the accuracy of certain specified representations and warranties in the loan documents; (iv) receipt of equity financing consistent with the Equity Commitment Letter; (v) consummation of the Merger in accordance with the Merger Agreement (without giving effect to any amendments to the Merger Agreement or any waivers or consents thereof that are materially adverse to the lenders without the consent of Barclays Capital, the investment banking division of Barclays Bank PLC, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, in their capacity as arrangers) concurrently with the initial funding of the debt facilities; (vi) use of commercially reasonable efforts to obtain a corporate family rating and rating for the Company, the facilities and the senior unsecured notes from each of S&P and Moody's; (vii) delivery of certain customary closing documents (including, among others, a customary solvency certificate), specified items of collateral and certain Company financial statements; (viii) payment of applicable costs, fees and expenses; and (ix) receipt of an offering memorandum with respect to the senior unsecured notes offering and a confidential information memorandum for each of the facilities and other customary marketing materials to be used for the purpose of syndication. The final termination date for the Debt Commitment Letter is the same as the termination date under the Merger Agreement, which is discussed below.

        During the period beginning on July 15, 2010 and continuing until 11:59 p.m. on August 18, 2010 (the "Go-Shop Period"), the Company may initiate, solicit and encourage any alternative acquisition proposals from third parties, provide non-public information and participate in discussions and negotiate with third parties with respect to alternative acquisition proposals. Starting at 12:00 a.m. on August 19, 2010 (the "No Shop Period Start Date"), the Company will become subject to customary "no-shop" restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals. However, prior to approval of the Merger by the Company's stockholders, the no-shop provision is subject to a customary "fiduciary-out" provision which allows the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to unsolicited alternative acquisition proposals that the Board of Directors has determined is or could reasonably be expected to, if consummated, result in a transaction more favorable to the Company's stockholders from a financial point of view than the transaction contemplated by the Merger Agreement.

        The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. If the termination fee becomes payable as a result of the Company entering into an alternative acquisition agreement with a person who submits an acquisition proposal prior to the end of the Go-Shop Period, the amount of the termination fee is $53,554,466. If the termination fee becomes payable under any other circumstances, the amount of the termination fee is $98,183,188. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $214,217,865 if the Company terminates the Merger Agreement because (i) Parent or Merger Sub has breached any of its representations, warranties, covenants or agreements in the Merger Agreement, or any such representation or warranty has become untrue, which breach or failure to be true has resulted in the failure of certain conditions to the obligation of the Company to consummate the Merger to be satisfied (that (x) such representations and warranties be true and correct in all material respects as of the closing date or (y) Parent and Merger Sub shall have performed in all material respects all obligations required to be performed under the Merger Agreement at or prior to the closing date), and, in each case, that breach or failure to be true (A) cannot be cured by Parent or Merger Sub or (B) if capable of being cured, is not cured by the earlier of 30 calendar days following receipt of written notice from the Company of such breach and three business days before December 31, 2010 (as such date may be automatically extended to January 31, 2010 under certain circumstances, the "Termination Date") (provided that the Company shall not be entitled to terminate the Merger Agreement if it is in material breach of any of its representations, warranties, covenants or other agreements in the Merger Agreement and that breach would result in the respective closing conditions to the obligations of Parent and Merger Sub not being satisfied); or (ii) all the closing conditions to obligations of Parent and Merger Sub (other than those conditions that by their nature are to be satisfied by actions taken at the closing) have been satisfied, and Parent and Merger Sub fail to consummate the Merger within two business days following the date on which the closing should have occurred, and the Company stood ready, willing and able to consummate the Merger on that date.

        The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Forward-looking Statements

        This filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company, its business and the Merger. These forward-looking statements can be identified by the use of terminology such as "subject to," "believe," "expects," "plan," "project," "estimate," "intend," "may," "will," "should," "can," or "anticipates," or the negative thereof, or variations thereon, or comparable terminology, or by discussions of strategy. Although all of these forward looking statements are believed to be reasonable, they are inherently uncertain. Factors which may materially affect such forward-looking statements include, but are not limited to (i) slow or negative growth in the nutritional supplement industry; (ii) interruption of business or negative impact on sales and earnings due to acts of God, acts of war, terrorism, bio-

terrorism, civil unrest or disruption of mail service; (iii) adverse publicity regarding nutritional supplements; (iv) inability to retain customers of companies (or mailing lists) recently acquired; (v) increased competition; (vi) increased costs; (vii) loss or retirement of key members of management; (viii) increases in the cost of borrowings and/or unavailability of additional debt or equity capital; (ix) unavailability of, or inability to consummate, advantageous acquisitions in the future, including those that may be subject to bankruptcy approval or the inability of the Company to integrate acquisitions into the mainstream of its business; (x) changes in general worldwide economic and political conditions in the markets in which the Company may compete from time to time; (xi) the inability of the Company to gain and/or hold market share of its wholesale and/or retail customers anywhere in the world; (xii) unavailability of electricity in certain geographical areas; (xiii) the inability of the Company to obtain and/or renew insurance and/or the costs of the same; (xiv) exposure to and expense of defending and resolving product liability and intellectual property claims and other litigation; (xv) the ability of the Company to successfully implement its business strategy; (xvi) the inability of the Company to manage its retail, wholesale, manufacturing and other operations efficiently; (xvii) consumer acceptance of the Company's products; (xviii) the inability of the Company to renew leases for its retail locations; (xix) the inability of the Company's retail stores to attain or maintain profitability; (xx) the absence of clinical trials for many of the Company's products; (xxi) sales and earnings volatility and/or trends for the Company and its market segments; (xxii) the efficacy of the Company's Internet and on-line sales and marketing strategies; (xxiii) fluctuations in foreign currencies, including the British pound, the Euro and the Canadian dollar; (xxiv) import-export controls on sales to foreign countries; (xxv) the inability of the Company to secure favorable new sites for, and delays in opening, new retail and manufacturing locations; (xxvi) introduction of and compliance with new federal, state, local or foreign legislation or regulation or adverse determinations by regulators anywhere in the world (including the banning of products) and more particularly Good Manufacturing Practices in the United States, the Food Supplements Directive and Traditional Herbal Medicinal Products Directive in Europe and Section 404 requirements of the Sarbanes-Oxley Act of 2002; (xxvii) the mix of the Company's products and the profit margins thereon; (xxviii) the availability and pricing of raw materials; (xxix) risk factors discussed in the Company's filings with the U.S. Securities and Exchange Commission; (xxx) adverse effects on the Company as a result of increased energy prices and potentially reduced traffic flow to the Company's retail locations; (xxxi) adverse tax determinations; (xxxii) the loss of a significant customer of the Company; (xxxiii) potential investment losses as a result of liquidity conditions; (xxxiv) other factors beyond the Company's control; and (xxxv) uncertainties associated with the proposed sale of the Company to a company controlled by Carlyle, including uncertainties relating to the anticipated timing of filings and approvals relating to the transaction, the expected timing of completion of the transaction and the ability to complete the transaction.

        Readers are cautioned not to place undue reliance on forward-looking statements. The Company cannot guarantee future results, trends, events, levels of activity, performance or achievements. The Company does not undertake and specifically declines any obligation to update, republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

        Consequently, such forward-looking statements should be regarded solely as the Company's current plans, estimates and beliefs.

Additional Information and Where to Find It

        In connection with the Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The

Company's stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to NBTY, Inc, Attn: General Counsel, 2100 Smithtown Avenue, Ronkonkoma, New York 11779, telephone: (631) 567-9500, or from the Company's website, http://www.nbty.com.

        The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the Merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2010 Annual Meeting of Stockholders, which was filed with the SEC on January 15, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, when filed with the SEC.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

        The following exhibit is furnished as part of this report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 15, 2010, among NBTY, Inc., Alphabet Holding Company, Inc. and Alphabet Merger Sub, Inc.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NBTY, INC. (Registrant)
By:	/s/ Harvey Kamil
	Name:	Harvey Kamil
	Title:	President and Chief Financial Officer

Date: July 16, 2010

 EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 15, 2010, among NBTY, Inc., Alphabet Holding Company, Inc. and Alphabet Merger Sub, Inc.

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  Item 1.01. Entry into a Material Definitive Agreement
  ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX